UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 15, 2003

                            MICHAEL BAKER CORPORATION
             (Exact name of registrant as specified in its charter)

         Pennsylvania                1-6627                    25-0927646
        (State or Other            (Commission                (IRS Employer
Jurisdiction of incorporation)     File Number)           Identification Number)

                              Airside Business Park
                                100 Airside Drive
                        Moon Township, Pennsylvania 15108
                    (Address of Principal Executive Offices)

                                 (412) 269-6300
              (Registrant's Telephone Number, including Area Code)


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Item 7. Financial Statements and Exhibits.

(c) Exhibits

The following exhibit is filed with this report on Form 8-K:

Exhibit No.       Description
-----------       -----------

99.1              Press release issued August 15, 2003.

Item 12. Results of Operations and Financial Condition.

On August 15, 2003, Michael Baker Corporation (the "Company") issued a press release reporting the Company's financial results for the quarter ended June 30, 2003. A copy of the press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MICHAEL BAKER CORPORATION

                                          By: /s/ William P. Mooney
                                              ----------------------------------
                                              Executive Vice President and Chief
                                              Financial Officer

Date: August 15, 2003


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                                  EXHIBIT INDEX

Number          Description                                     Method of Filing
------          -----------                                     ----------------

99.1            Press release dated August 15, 2003             Filed herewith